Exhibit 99.3

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On September 16, 2021, the Board of Directors of GreenBox POS (the “Company”) approved and ratified the signing of a Share Purchase Agreement (the “Purchase Agreement”), dated as of September 3, 2021, with certain individuals named therein (the “Selling Stockholders”) for the acquisition of Transact Europe Holdings OOD and its subsidiaries and affiliates (collectively “Transact Europe”). The Purchase Agreement provides for the sale of all of the shares of Transact Europe (the “Acquisition”). Transact Europe, headquartered in Sofia, Bulgaria, operates a proprietary electronic payment solution by via the issuing of prepaid cards and serving as an agent bank internationally.

The aggregate Acquisition consideration that the Company has agreed to pay under the Purchase Agreement is €30,000,000 in cash (the “Acquisition Purchase Price”), which was deposited in an escrow account with an escrow agent, to be held to secure the payment of the Acquisition Purchase Price.

The following unaudited pro forma consolidated financial information, including the notes hereto, is derived from and should be read in conjunction with Greenbox’s historical financial statements, related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the United States Securities and Exchange Commission (the “SEC”) on March 30, 2022, as well as the historical financial statements and related notes of Transact Europe for the year ended December 31, 2021, included in Exhibit 99.1 of this Current Report on Form 8-K/A. Both Greenbox’s and Transact Europe’s fiscal years end on December 31.

The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2022 and for the year ended December 31, 2021 combine the historical unaudited consolidated statements of operations of Transact Europe for the period from January 1, 2022 through March 31, 2022 and for the year ended December 31, 2021 and the historical unaudited consolidated statements of operations of Greenbox for the three months ended March 31, 2022 and the year ended December 31, 2021, giving effect to the Acquisition as if it had occurred on January 1, 2021. The assumptions, estimates and adjustments herein have been made solely for purposes of developing this pro forma consolidated financial information. The Transact Europe statements of operations have been adjusted to conform to accounting principles generally accepted in the United States (“US GAAP”).

The unaudited pro forma consolidated financial information set out below has been prepared in accordance with Article 11 of Regulation S-X, as amended by the SEC Final Rule Release No. 33 10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses using accounting policies in accordance with US GAAP. The unaudited pro forma consolidated financial information does not include the realization of any future cost savings, restructuring or integration changes that may result from the Acquisition. The unaudited pro forma consolidated statements of operations should be read in conjunction with the accompanying notes to the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial information is presented for illustrative and informative purposes only and is not intended to represent what our results of operations would have been had the Acquisition actually occurred on the dates indicated. The pro forma results presented below are not necessarily indicative of what the Company’s consolidated results of operations may be in the future.

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2022

	As of March 31, 2021			Transaction Accounting Adjustments
	GreenBox	Transact		Reclass	Pro Forma		Total	Pro Forma
	POS	Europe	Combining	Adjustments	Adjustments		Adjustments	Combined

ASSETS

Current Assets:
Cash and cash equivalents	$27,594,032	$18,676,860	$46,270,892	$-	$-		$-	$46,270,892
Restricted cash	462	-	462					462
Accounts receivable, net	468,591	-	468,591	-	-		-	468,591
Inventory	217,107	-	217,107	-	-		-	217,107
Cash due from gateways, net	20,807,373	-	20,807,373	-	-		-	20,807,373
Guarantee deposits	-	7,056,359	7,056,359	-	-		-	7,056,359
Prepaid and other current assets	35,263,038	-	35,263,038	-	-		-	35,263,038
Total current assets	84,350,603	25,733,219	110,083,822	-	-		-	110,083,822

Non-current Assets:
Property and equipment, net	1,708,194	24,022	1,732,216	-	-		-	1,732,216
Other assets	172,350	98,489	270,839	-	-		-	270,839
Goodwill	6,048,034	-	6,048,034	-	20,077,912	(a)	20,077,912	26,125,946
Intangible assets, net	25,267,371	-	25,267,371	-	1,266,781	(b)	475,042	25,742,413
					(633,391)	(d)
					(158,348)	(c )
Deferred tax assets	-	41,060	41,060	-	-		-	41,060
Operating lease right-of-use assets, net	1,361,730	713,670	2,075,400	-	-		-	2,075,400
Total non-current assets	34,557,679	877,241	35,434,920	-	20,552,954		20,552,954	55,987,874

Total assets	$118,908,282	$26,610,460	$145,518,742	$-	$20,552,954		$20,552,954	$166,071,696

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$1,069,136	$-	$1,069,136	$-	$-		$-	$1,069,136
Other current liabilities	609,723	628,141	1,237,864	-	-		-	1,237,864
Accrued interest	1,775,620	-	1,775,620	-	-		-	1,775,620
Payment processing liabilities, net	5,390,413	17,769,287	23,159,700	-	-		-	23,159,700
Derivative liability	26,435,000	-	26,435,000	-	-		-	26,435,000
Current portion of operating lease liabilities	549,668	139,243	688,911	-	-		-	688,911
Total current liabilities	35,829,560	18,536,671	54,366,231	-	-		-	54,366,231
Long-term debt	649,900	-	649,900	-	-		-	649,900
Convertible debt, net	58,176,000	-	58,176,000	-	-		-	58,176,000
Operating lease liabilities, less current portion	891,680	580,851	1,472,531	-	-		-	1,472,531

Total liabilities	95,547,140	19,117,522	114,664,662	-	-		-	114,664,662

Commitments and contingencies

Stockholders' Equity (Deficit):
Common stock	42,574	2,525	45,099	-	(2,525)	(e )	(2,525)	42,574
Common stock issuable	541	-	541	-	-	(e )	-	541
Additional paid-in capital	90,982,614	-	90,982,614	-	28,186,854	(f)	28,186,854	119,169,468
Accumulated other comprehensive loss	-	(791,699)	(791,699)	-	791,699	(e )	791,699	-
Accumulated deficit	(59,494,048)	8,282,112	(51,211,936)	-	(7,631,335)	(g)	(8,423,074)	(59,635,010)
				-	(633,391)	(d)		-
					(158,348)	(c )		-
Less - treasury stock, at cost	(8,170,539)	-	(8,170,539)	-	-		-	(8,170,539)
Total stockholders' equity (deficit)	23,361,142	7,492,938	30,854,080	-	20,552,954		20,552,954	51,407,034

Total liabilities and stockholder's equity	$118,908,282	$26,610,460	$145,518,742	$-	$20,552,954		$20,552,954	$166,071,696

See accompanying notes to the unaudited pro forma condensed consolidated financial information

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022

	Three Months Ended March 31, 2022			Transaction Accounting Adjustments
	GreenBox	Transact		Reclass	Pro Forma		Total	Pro Forma
	POS	Europe	Combining	Adjustments	Adjustments		Adjustments	Combined

Net revenue	$4,895,526	$1,786,704	$6,682,230	$-	$-		$-	$6,682,230
Cost of revenue	2,563,830	1,009,015	3,572,845	-	-		-	3,572,845

Gross profit	2,331,696	777,689	3,109,385	-	-		-	3,109,385

Operating expenses:
Advertising and marketing	140,966	-	140,966	-	-		-	140,966
Research and development	1,938,133	-	1,938,133	-	-		-	1,938,133
General and administrative	1,792,184	329,359	2,121,543	-	-		-	2,121,543
Payroll and payroll taxes	2,383,397	436,083	2,819,480	-	-		-	2,819,480
Professional fees	1,504,561	-	1,504,561	-	-		-	1,504,561
Stock compensation for employees	166,800	-	166,800	-	-		-	166,800
Stock compensation for services	126,414	-	126,414	-	-		-	126,414
Depreciation and amortization	454,341	32,126	486,467	-	158,348	(c )	158,348	644,815
Total operating expenses	8,506,796	797,568	9,304,364	-	158,348		158,348	9,462,712

Income (Loss) from operations	(6,175,100)	(19,879)	(6,194,979)	-	(158,348)		(158,348)	(6,353,327)

Other income (expense):
Interest expense	(1,889,485)	-	(1,889,485)	-	-		-	(1,889,485)
Interest expense - debt discount	(5,520,822)	-	(5,520,822)	-	-		-	(5,520,822)
Changes in fair value of derivative liability	(7,700,000)	-	(7,700,000)	-	-		-	(7,700,000)
Other income or expense	49,316	15,884	65,200	-	-		-	65,200
Total other expense, net	(15,060,991)	15,884	(15,045,107)	-	-		-	(15,045,107)

Loss before provision for income taxes	(21,236,091)	(3,995)	(21,240,086)	-	(158,348)		(158,348)	(21,398,434)

Provision for income taxes	79,896	751	80,647	-	-		-	80,647

Net income (loss)	$(21,315,987)	$(4,746)	$(21,320,733)	$-	$(158,348)		$(158,348)	$(21,479,081)

Earnings (loss) per share - basic and diluted	$(0.51)							$(0.51)

Weighted average shares - basic and diluted	42,110,890							42,110,890

See accompanying notes to the unaudited pro forma condensed consolidated financial information

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2021

	As of December 31, 2021			Transaction Accounting Adjustments
	GreenBox	Transact		Reclass	Pro Forma		Total	Pro Forma
	POS	Europe	Combining	Adjustments	Adjustments		Adjustments	Combined

ASSETS

Current Assets:
Cash and cash equivalents	$89,559,695	$21,284,083	$110,843,778	$-	$-		$-	$110,843,778
Accounts receivable, net	481,668	-	481,668	-	-		-	481,668
Inventory	286,360	-	286,360	-	-		-	286,360
Cash due from gateways, net	18,941,761	-	18,941,761	-	-		-	18,941,761
Guarantee deposits	-	7,068,502	7,068,502	-	-		-	7,068,502
Prepaid and other current assets	6,420,696	211,663	6,632,359	-	-		-	6,632,359
Total current assets	115,690,180	28,564,248	144,254,428	-	-		-	144,254,428

Non-current Assets:
Property and equipment, net	1,674,884	32,629	1,707,513	-	-		-	1,707,513
Other assets	190,636	-	190,636	-	-		-	190,636
Goodwill	6,048,034	-	6,048,034	-	20,077,912	(a)	20,077,912	26,125,946
Intangible assets, net	7,578,935	125,130	7,704,065	-	1,266,781	(b)	633,390	8,337,455
					(633,391)	(c )
Deferred tax assets	-	43,233	43,233	-	-		-	43,233
Operating lease right-of-use assets, net	1,490,159	774,577	2,264,736	-	-		-	2,264,736
Total non-current assets	16,982,648	975,569	17,958,217	-	20,711,302		20,711,302	38,669,519

Total assets	$132,672,828	$29,539,817	$162,212,645	$-	$20,711,302		$20,711,302	$182,923,947

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$871,037	$20,317,296	$21,188,333	$-	$-		$-	$21,188,333
Other current liabilities	501,167	738,099	1,239,266	-	-		-	1,239,266
Accrued interest	1,226,287	-	1,226,287	-	-		-	1,226,287
Payment processing liabilities, net	4,997,807	-	4,997,807	-	-		-	4,997,807
Derivative liability	18,735,000	-	18,735,000	-	-		-	18,735,000
Current portion of operating lease liabilities	495,134	143,172	638,306	-	-		-	638,306
Total current liabilities	26,826,432	21,198,567	48,024,999	-	-		-	48,024,999
Long-term debt	649,900	-	649,900	-	-		-	649,900
Convertible debt, net	58,655,178	-	58,655,178	-	-		-	58,655,178
Operating lease liabilities, less current portion	1,035,895	632,052	1,667,947	-	-		-	1,667,947

Total liabilities	87,167,405	21,830,619	108,998,024	-	-		-	108,998,024

Commitments and contingencies

Stockholders' Equity (Deficit):
Common stock	42,831	2,525	45,356	-	(2,525)	(d)	(2,525)	42,831
Additional paid-in capital	88,574,469	-	88,574,469	-	28,398,368	(e )	28,398,368	116,972,837
Accumulated other comprehensive loss	-	(580,185)	(580,185)	-	580,185	(d)	580,185	-
Retained earnings (accumulated deficit)	(38,178,061)	8,286,858	(29,891,203)	-	(7,631,335)	(f)	(8,264,726)	(38,155,929)
					(633,391)	(c )
Less - treasury stock, at cost	(4,933,816)	-	(4,933,816)	-	-		-	(4,933,816)
Total stockholders' equity (deficit)	45,505,423	7,709,198	53,214,621	-	20,711,302		20,711,302	73,925,923

Total liabilities and stockholder's equity	$132,672,828	$29,539,817	$162,212,645	$-	$20,711,302		$20,711,302	$182,923,947

See accompanying notes to the unaudited pro forma condensed consolidated financial information

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Year Ended December 31, 2021			Transaction Accounting Adjustments
	GreenBox	Transact		Reclass	Pro Forma		Total	Pro Forma
	POS	Europe	Combining	Adjustments	Adjustments		Adjustments	Combined

Net revenue	26,304,502	11,315,578	37,620,080	-	-		-	37,620,080
Cost of revenue	9,412,254	6,144,289	15,556,543	-	-		-	15,556,543

Gross profit	16,892,248	5,171,289	22,063,537	-	-		-	22,063,537

Operating expenses:
Advertising and marketing	134,166	-	134,166	-	-		-	134,166
Research and development	3,870,050	-	3,870,050	-	-		-	3,870,050
General and administrative	9,114,370	1,803,514	10,917,884	-	-		-	10,917,884
Payroll and payroll taxes	4,502,605	1,994,760	6,497,365	-	-		-	6,497,365
Professional fees	3,132,528	-	3,132,528	-	-		-	3,132,528
Stock compensation for employees	3,704,008	-	3,704,008	-	-		-	3,704,008
Stock compensation for services	12,306,365	-	12,306,365	-	-		-	12,306,365
Depreciation and amortization	912,677	517,908	1,430,585	-	633,391	(c )	633,391	2,063,976
Total operating expenses	37,676,769	4,316,182	41,992,951	-	633,391		633,391	42,626,342

Income (Loss) from operations	(20,784,521)	855,107	(19,929,414)	-	(633,391)		(633,391)	(20,562,805)

Other income (expense):
Interest expense	(1,931,713)	-	(1,931,713)	-	-		-	(1,931,713)
Interest expense - debt discount	(2,993,408)	-	(2,993,408)	-	-		-	(2,993,408)
Derivative expense	(3,435,178)	-	(3,435,178)	-	-		-	(3,435,178)
Changes in fair value of derivative liability	2,845,000	-	2,845,000	-	-		-	2,845,000
Merchant liability settlement	(364,124)	-	(364,124)	-	-		-	(364,124)
Other income or expense	215,338	(54,432)	160,906	-	-		-	160,906
Total other expense, net	(5,664,085)	(54,432)	(5,718,517)	-	-		-	(5,718,517)

Loss before provision for income taxes	(26,448,606)	800,675	(25,647,931)	-	(633,391)		(633,391)	(26,281,322)

Provision for income taxes	4,906	145,152	150,058	-	-		-	150,058

Net income (loss)	(26,453,512)	655,523	(25,797,989)	-	(633,391)		(633,391)	(26,431,380)

Earnings (loss) per share - basic and diluted	$(0.65)							$(0.65)

Weighted average shares - basic and diluted	40,708,304							40,708,304

See accompanying notes to the unaudited pro forma condensed consolidated financial information

Greenbox POS, Inc.

Notes to the Unaudited Pro Forma Consolidated Financial Information

(in thousands of United States Dollars, unless otherwise stated)

Note 1. Description of the Transaction

On September 16, 2021, the Company signed Share Purchase Agreement (the “Purchase Agreement”), dated as of September 3, 2021, with Greenbox POS (“GBOX”), a US publicly traded company. The Purchase Agreement provides for the sale of all of the shares of the Company (the “Acquisition”) to GBOX. The aggregate Acquisition consideration that the Company has agreed to sell under the Purchase Agreement is €30,000,000 in cash (the “Acquisition Purchase Price”), which was deposited in an escrow account with an escrow agent, to be held to secure the payment of the Acquisition Purchase Price.  On March 28, 2022, Amendment Agreement No. 1 to the Purchase Agreement (the “Amendment”) between the Company and the Selling Stockholders took effect. The Amendment lowered the consideration that the stockholders of the Company has agreed to receive from €30,000,000 in cash to €26,000,000 in cash (the “Acquisition Purchase Price”). Although the Amendment was signed on March 24th, it took effect on March 28th upon the Company wiring the full Acquisition Purchase Price to an escrow account controlled by an escrow agent. As of March 31, 2022, the Acquisition has not yet closed and the Acquisition closed on April 1, 2022.

Note 2. Basis of Pro Forma Presentation

The Acquisition was accounted for under the acquisition method of accounting. The Company accounts for acquisitions of entities that include inputs and processes and have the ability to create outputs as business combinations. The tangible and identifiable intangible assets acquired and liabilities assumed in a business combination are recorded based on their estimated fair values as of the business combination date, including identifiable intangible assets which either arise from a contractual or legal right or are separable from goodwill. The Company bases the estimated fair value of identifiable intangible assets acquired in a business combination on independent third-party valuations that use information and assumptions provided by its management, which consider estimates of inputs and assumptions that a market participant would use. Any excess purchase price over the estimated fair value assigned to the net tangible and identifiable intangible assets acquired and liabilities assumed is recorded to goodwill. The use of alternative valuation assumptions, including estimated revenue projections, growth rates, estimated cost savings, cash flows, discount rates, estimated useful lives and probabilities surrounding the achievement of contingent milestones could result in different purchase price allocations and amortization expense in current and future periods. Transaction costs associated with acquisitions are expensed as incurred in general and administrative expenses. Results of operations and cash flows of acquired companies are included in the Company’s operating results from the date of acquisition.

The pro forma adjustments and allocations of the preliminary business combination fair value have been presented in Note 4. Business Combination Fair Value and Allocation and are based in part on estimates of the fair value of assets acquired and liabilities assumed. Any change to the preliminary business combination fair value and allocation could materially affect the allocation of the purchase price to the assets and liabilities presented in the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial information included herein has been prepared by the Company pursuant to the rules and regulations of the SEC for the purposes of inclusion in Greenbox’s amended Current Report on Form 8-K/A prepared in connection with the acquisition of Transact Europe. Certain information and disclosures normally included in financial statements prepared in accordance with US GAAP have been or omitted pursuant to such rules and regulations. The significant accounting policies used in preparing the unaudited pro forma consolidated financial information are set out in the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022.

Note 3. Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet and statement of operations for the year ended December 31, 2021 have been adjusted to give effect to the Acquisition as if it had occurred on January 1, 2021 and include pro forma adjustments to:

(a)          Recording of goodwill under purchase accounting under ASC 805.

(b)          Recording of intangible assets under purchase accounting under ASC 805.

(c)          Recording of amortization of intangible assets recorded under ASC 805 for the current year.

(d)          Reflects the elimination of Transact Europe historical stockholders’ equity balance.

(e)           Reflects pro forma adjustments related to differences in net assets and liabilities between closing date of the acquisition and historical balance sheet date.

(f)           Reflects the elimination of Transact Europe historical accumulated deficit prior to January 1, 2021.

The unaudited pro forma consolidated balance sheet and statement of operations for the period ended March 31, 2022 have been adjusted to give effect to the Acquisition as if it had occurred on January 1, 2021 and include pro forma adjustments to:

(a)          Recording of goodwill under purchase accounting under ASC 805.

(b)          Recording of intangible assets under purchase accounting under ASC 805.

(c)          Recording of amortization of intangible assets recorded under ASC 805 for the current quarter.

(d)          Recording of amortization of intangible assets recorded under ASC 805 for prior year.

(e)          Reflects the elimination of Transact Europe historical stockholders’ equity balance.

(f)           Reflects pro forma adjustments related to differences in net assets and liabilities between closing date of the acquisition and historical balance sheet date.

(g)           Reflects the elimination of Transact Europe historical accumulated deficit prior to January 1, 2021.

Note 4. Preliminary Acquisition Accounting

On April 1, 2022, the Company acquired Transact Europe Holdings for approximately $28.8 million (€26.0 million) in cash. Transact Europe EAD (TEU), an EU regulated electronic money institution headquartered in Sofia, Bulgaria, boasts an array of licenses such as principal level membership of Visa, worldwide membership of MasterCard, and principal membership of China UnionPay. TEU is also part of the direct SEPA (Single Euro Payments Area), a payment system enabling cashless payments across continental Europe.  The Company paid approximately $28.8 million as of March 31, 2022 but the transaction closed on April 1, 2022.  As a result, the financial statements as of and for the three months ended March 31, 2022 does not include financial statements of TEU.  The $28.8 million paid as of March 31, 2022 is included as prepaid and other current assets in the balance sheets.

The following table presents the purchase price consideration:

Purchase price consideration	$28,810,600

The following table presents the preliminary purchase price allocation of the assets acquired and the liabilities assumed in the Acquisition as of March 31, 2021, using currently available information:

Tangible assets (liabilities):
Net assets and liabilities	$7,465,907

Intangible assets and purchase price allocation:
Customer relationships	1,266,781
Goodwill	20,077,912
21,344,693

Total net assets acquired	$28,810,600

Preliminary identifiable intangible assets in the unaudited pro forma combined financial information consist of the following:

	Fair Value	Estimated Weighted Average Amortization Period

Customer relationships	1,266,781	2 years